THE CALDWELL & ORKIN FUNDS, INC.

THE CALDWELL & ORKIN MARKET OPPORTUNITY FUND

SUPPLEMENT TO THE SAI

Dated March 13, 2018

This Supplement to the Statement of Additional Information (the "SAI") for the Caldwell & Orkin Market Opportunity Fund (the "Fund"), a series of The Caldwell & Orkin Funds, Inc. ("C&O"), updates the SAI for the Fund dated August 28, 2017 to include additional information as described below. For further information, please contact the Fund toll-free at (800) 467-7903. You may also obtain additional copies of the Fund's Prospectus and SAI, free of charge, by writing to the Fund at The Caldwell & Orkin Market Opportunity Fund c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707 or by calling the Fund toll-free at the number above.

Changes to the SAI:

Effective as of the date hereof:

•	The first paragraph on page 3 of the SAI will be deleted in its entirety.

•	The three paragraphs following the title “Investments in Exchange-Trade Funds (“ETFs”)” on page 4 of the SAI will be replaced in their entirety to read as follows:

Investments in Exchange-Trade Funds (“ETFs”). As noted in the Prospectus, the Fund may invest, both long and short, in ETFs. An ETF is a fund that holds a portfolio of common stocks or bonds. ETFs may be actively managed or index based. An index based ETF’s objective is to track the performance of a specific index and generally invests in a securities portfolio that includes substantially all of the securities (in substantially the same amount) included in the applicable index. ETFs are traded on a securities exchange based on their market value. ETFs generally register as investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees, and marketing expenses, and ETF shareholders, such as the Fund, pay their proportionate share of these expenses. Some ETFs seek daily leveraged investment results through the use of investment techniques, including investments in derivative instruments, in an attempt to provide either enhanced returns, or inverse (opposite) returns, relative to their respective underlying indices.

To the extent that the Fund takes a long position in an ETF, the Fund will be subject to the risk that the market or sector of the market in which the ETF invests may decline in value. To the extent that the Fund takes a short position in an ETF, the Fund will be subject to the risk that the market or sector of the market in which the ETF invests may increase in value. To the extent that an ETF the Fund invests in is leveraged, it will generally experience enhanced gains and losses as compared to ETFs that do not utilize leverage. Many leveraged ETFs rebalance their portfolios on a daily basis; therefore, due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

When the Fund takes a long position in an ETF, it will also bear its indirect portion of the fees and expenses of the ETF. There can be no assurance that each of the underlying ETFs in which the Fund may invest will grow to or maintain an economically viable size, in which case the ETF may be liquidated. To the extent that the ETFs in which the Fund may invest are granted licenses to use their respective underlying indices, the ETFs may be liquidated if such license agreements are terminated. In the event that an ETF in which the Fund invests is liquidated, there can be no assurance that shares of a comparable ETF would be available for investment by the Fund at that time.

•	The paragraph titled “Position Sizes” on page 9 of the SAI will be deleted in its entirety.

•	The discussion of additional investment restrictions on pages 10-11 of the SAI will be replaced in its entirety to read as follows:

Additional investment restrictions adopted by the Directors of the Fund which may be changed by the Directors at their discretion, provide that the Fund may not:

12.	Make investments for the purpose of exercising control or management.

13.	Purchase securities on margin; provided, however, that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, may make short sales to the extent permitted by the 1940 Act and may enter into options, forward contracts, futures contracts or indices options on futures contracts or indices.

14.	Purchase or sell interests in oil, gas or other mineral exploration or development programs or leases. The Fund may, however, purchase or sell securities of entities which invest in such programs.

15.	Invest more than 5% of the value of its total assets in marketable warrants to purchase common stock valued at the lower of cost or market. Included within that amount, but not to exceed 2% of the value of the Fund’s net assets, may be warrants which are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund as part of a unit or attached to securities may be deemed to be without value.

Investors should retain this supplement for future reference.